                                                                   EXHIBIT 1.3

October 23, 1998



U.S. Bank Trust National Association
One Illinois Center
111 East Wacker Drive, Suite 3000
Chicago, Illinois  60601

Attention:  Patricia M. Trlak

     RE:  COMPANY ORDER

Ladies and Gentlemen:

     Pursuant to Section 303 of the Indenture, dated as of April 7, 1998, between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and U.S. Bank Trust National Association, a national banking association organized under the laws of the United States of America, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of April 7, 1998, between the Company and the Trustee, and by the Second Supplemental Indenture, dated as of October 23, 1998 (as so supplemented, the "Indenture"), between the Company and you, and the authority granted by resolutions of the Board of Trustees of the Company adopted on July 30, 1998, with respect to the Company's Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"), you, as Trustee, are hereby ordered to complete, authenticate and deliver upon original issuance from time to time, in the manner set forth in the Indenture and the Administrative Procedures for Fixed Rate and Floating Rate Medium-Term Notes Due Nine Months or More from Date of Issue, dated October 23, 1998, up to $250,000,000 aggregate initial offering price of Notes, upon receipt of instructions therefor from any one or more of the following officers of the Company (each, an "Authorized Officer"): the Chairman of the Board, the President or any Vice President. Such instructions, which will include the specific terms of the Notes, shall be transmitted to you by telephone (promptly confirmed in writing) or by facsimile transmission.

     Notes to be completed, authenticated and delivered upon original issuance from time to time shall be in the forms of the Fixed Rate Note and Floating Rate Note attached hereto as Exhibit A and Exhibit B, respectively, or in such other forms as hereafter may be designated.

     Each of the undersigned certifies that he has made such examination of the applicable provisions of the Indenture as he deems necessary or advisable for purposes of the Company Order and that, upon delivery of instructions by an Authorized Officer as referred to above, all conditions precedent relating to the completion, authentication and delivery of the Notes by the Trustee will have been complied with.

U.S. Bank Trust National Association
October 23, 1998
Page 2


     You may rely on this Company Order until you shall have received a subsequent Company Order superseding or revoking this Company Order.

                                   Very truly yours,

                                   CENTERPOINT PROPERTIES TRUST

                                   By:
                                      --------------------------------------
                                   Name:     John S. Gates, Jr.
                                   Title:    President


                                   By:
                                      --------------------------------------
                                   Name:     Paul S. Fisher
                                   Title:    Executive Vice President, Chief
                                             Financial Officer and Secretary

                           [Form of Face of Security]
                        [Floating Rate Medium-Term Note]


REGISTERED                                                   REGISTERED
No. FLR-                                                     PRINCIPAL AMOUNT:
CUSIP


                         CENTERPOINT PROPERTIES TRUST

                          MEDIUM-TERM NOTE, SERIES A

     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY, -- This Security is a Global Security within the meaning of the Indenture referred to on the reverse hereof and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

ORIGINAL ISSUE DATE:                                          STATED MATURITY:
                           INITIAL INTEREST RATE %:

AUTHORIZED                                           EXCHANGE RATE
DENOMINATIONS:                                       AGENT:
(only applicable if                                  (Only applicable
Specified Currency is                                if Specified
other than U.S.                                      Currency is other
Dollars)                                             than U.S. Dollars)


INTEREST RATE BASIS:

                                                     INDEX MATURITY:

                                                     CALCULATION DATES:

OID AMOUNT:                                          EXCHANGE RATE:
(Only applicable if                                  U.S. $1.00= ____
issued at Original
issue discount)

ORIGINAL ISSUE                                       DEFAULT INTEREST
DISCOUNT SECURITY:                                   RATE:
Yes____ No:____

SPREAD:                                              SPREAD MULTIPLIER:

SPECIFIED CURRENCY:

MINIMUM INTEREST                                     MAXIMUM INTEREST
RATE:                                                RATE:

INTEREST PAYMENT
DATES:

REGULAR RECORD DATES:

                    [Third Wednesday] of:         ___ March
                                                  ___ June
                                                  ___ September
                                                  ___ December
                                                  _______________
                                                  _______________

INTEREST RESET DATES:                             INTEREST RESET PERIOD:

INTEREST DETERMINATION DATES:

                    [Third Wednesday] of:

CALCULATION AGENT:                                REDEMPTION
                                                  COMMENCEMENT DATE:

REDEMPTION PERIODS:                               REDEMPTION PRICES:

                                                  PREMIUM REDEMPTION
                                                  AMOUNT:

                                                  MAKE-WHOLE PREMIUM

AMORTIZATION                                      AMORTIZATION
FORMULA:                                          PAYMENT DATE(S):

                                                  OPTIONAL REPAYMENT
                                                  DATE(S):

FLOATING/FIXED RATE NOTE:                         REPAYMENT DATES:

  Yes:___  No:___
  Fixed Interest Rate:
  Fixed Interest Rate
    Commencement Date:

INVERSE FLOATING RATE NOTE:

  Yes:___  No:___
  Fixed Interest Rate:

OTHER PROVISIONS/ADDENDA:

OTHER PROVISIONS:


     CenterPoint Properties Trust, a real estate investment trust duly organized and existing under the laws of the State of Maryland (herein called the "Company", which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of ________________ on the Stated Maturity specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates in each year specified above and at Stated Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, on the second such Interest Payment Date next succeeding the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date following the Original Issue Date and on and after such Interest Reset Date at the rate determined in accordance with the provisions set forth on the reverse hereof, until the principal hereof is paid or made available for payment, and at the rate of ...% per annum on any overdue principal and premium (including any overdue sinking fund or redemption payment) and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable at Stated Maturity will be payable to the Person to whom principal shall be payable. If this Security is designated above as an Amortizing Security, then payments of principal and interest will be made in installments over the life of this Security on each Interest Payment Date set forth above, and at Stated Maturity or upon earlier redemption or repayment or otherwise in accordance with any Amortization Formula or on any Amortization Date set forth above. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such

Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of principal of (and premium, if any) and any such interest on this Security will be made in the Specified Currency specified above; PROVIDED, HOWEVER, that, if this Security is denominated in other than U.S. dollars, payments of principal (and premium, if any) and interest on this Security will nevertheless be made in U.S. dollars: (a) at the option of the Holder of this Security under the procedures described in the two next succeeding paragraphs and (b) at the Company's option in the case of imposition of exchange controls or other circumstances beyond the Company's control as described below. The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities of this series on behalf of the Company and having an office or agency (the "Paying Agent Office") in the City of New York (the "Place of Payment"), where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed U.S. Bank Trust National Association as such Paying Agent. The Company will give prompt written notice to the Trustee of any change in such appointment.

     Except as provided in the next paragraph, payments of interest and principal (and premium, if any) on this Security, if denominated in a Specified Currency other than U.S. dollars, will be made in U.S. dollars if the registered Holder of this Security on the relevant Regular Record Date, or at the Stated Maturity, redemption or repayment of such Security, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the Paying Agent Office in the Place of Payment on or before such Regular Record Date, or the date 15 days before such Stated Maturity, redemption or repayment, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Any such request made for any Security by a registered Holder will remain in effect for any further payments of interest and principal (and premium, if any) on such Security payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before the Stated Maturity, redemption or repayment of such Security, as the case may be.

     The U.S. dollar amount to be received by a Holder of a Note denominated in other than U.S. dollars who elects to receive payment in U.S. dollars will be determined by the exchange rate agent (the "Exchange Rate Agent"), at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Payment Date, by selecting the indicative quotations for the Specified Currency appearing at such time on the bank composite or multi-contributor pages of the Quoting Source (as defined below) for the first three banks, in descending order of their appearance, on a list of banks to be agreed to by the Company and the Exchange Rate Agent (which may include an Agent or the Calculation and Exchange Rate Agent) prior to such second Business Day, which are offering quotes on the Quoting Source. The Exchange Rate Agent shall select from among the selected quotations the one which will yield the largest number of U.S. dollars upon conversion from such Specified Currency. The "Quoting Source" shall mean Reuters Monitor Foreign Exchange Service, or if the Exchange Rate Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service. If the Exchange Rate Agent determines that neither service is available, the Company and the Exchange Rate Agent shall agree on a comparable display or other comparable manner of obtaining quotations and such display or manner shall become the Quoting Source.

     In the case of a Specified Currency other than ECUs, if (i) fewer than three bid quotations are available at the time a determination is to be made by the Exchange Rate Agent pursuant to the preceding paragraph, or (ii) the Exchange Rate Agent received no later than 12:00 noon, New York City time, on such second Business Day preceding the applicable Payment Date notice from the Company that there exist exchange controls or other circumstances beyond the Company's control rendering such Specified Currency unavailable, then the Exchange Rate Agent shall, prior to such Payment Date, notify the Company and the Trustee of the noon buying rate in New York City for cable transfers, in the Specified Currency indicated in such notice, as certified for customers' purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of such second Business Day. If the Market Exchange Rate for such date is not then available, the Exchange Rate Agent shall immediately notify the Company and the Trustee of the most recently available Market Exchange Rate for such Specified Currency. In the case of ECUs, if: (i) fewer than three bid quotations are available at the time a determination is to be made by the Exchange Rate Agent pursuant to the preceding paragraph, or (ii) the Exchange Rate Agent received no later than 12:00 noon, New York City time, on such second Business Day preceding the applicable Payment Date notice from the Company that (A) there exist exchange controls or other circumstances beyond the

Company's control, rendering ECUs unavailable or (B) ECUs are no longer used in the European Monetary System, rendering ECUs unavailable, then the Exchange Rate Agent shall, prior to such Payment Date, notify the Company and the Trustee of the rate of conversion for ECUs into U.S. dollars, determined as of such second Business Day on the following basis: The component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used in the European Monetary System. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalent of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for the Components, or as otherwise specified to the Exchange Rate Agent by the Company.

     The Holder by his or her acceptance of this Security hereby agrees that all currency exchange costs associated with any payment in U.S. dollars on this Security will be borne by the Holder hereof by deductions from such payment. If this Security is denominated in a Specified Currency other than U.S. dollars, (i) the Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Exchange Rate Agent hereunder; and (ii) the Company has initially appointed U.S. Bank Trust National Association as such Exchange Rate Agent and will give prompt written notice to the Trustee of any change in such appointment.

     Payment of the principal of (and premium, if any) and interest on any Security of this series due at the Stated Maturity, redemption or repayment of such Security will be made in immediately available funds upon surrender of such Security to the Paying Agent at the Paying Agent Office in the Place of Payment; PROVIDED that such Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on any Security of this series (other than at the Stated Maturity, redemption or repayment of such Security) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated to the Paying Agent by such Person.

     If the principal of (and premium, if any) or interest on any Security of this series is payable in other than U.S. dollars and such Specified Currency is not available, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Security by making such payments in U.S. dollars on the basis of the most recently available Exchange Rate (as defined on the reverse hereof) and the payment in U.S. dollars shall not be an Event of Default hereunder.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or its Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                 CENTERPOINT PROPERTIES TRUST

                                       By ____________________________________
[SEAL]                                    Name:
                                          Title:

Attest:


____________________________________
Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities issued under the within-mentioned Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION
    As Trustee



By ____________________________________
            Authorized Signatory

                        [Form of Reverse of Security]
                      [Floating Rate Medium-Term Note]



                          CENTERPOINT PROPERTIES TRUST

                           MEDIUM-TERM NOTE, SERIES A


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 7, 1998, between the Company and U.S. Bank Trust National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture between the Trustee and the Company dated as of April 7, 1998 and the Second Supplemental Indenture, dated as of October 23, 1998, between the Company and the Trustee (collectively, the "Indenture") to which Indenture and all indentures supplemental thereto relating to the Medium Term Notes, Series A, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued upon original issuance under the Indenture from time to time at an aggregate initial public offering price not to exceed $250,000,000 or its equivalent in foreign currencies, currency units or composite currencies. The aggregate principal amount of Securities of this series which may be issued under the Indenture will be limited to the aggregate of the principal amounts of the Securities of this series so issued upon original issuance in accordance with such limit.

     The interest borne by this Security shall be determined as follows:

          (i) Unless designated as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Security will be designated a "Regular Floating Rate Note" and, except as described below or in an Addendum hereto, will bear interest at the rate determined by reference to the Rate Basis

                                   FL-(R)-1

     (i) plus or minus the Spread, if any, and/or (ii) multiplied by the Spread Multiplier, if any.

          (ii) If designated as a Floating Rate/Fixed Rate Note, then, except as described below or in an Addendum hereto, this Security will initially bear interest at the rate determined by reference to the Rate Basis (i) plus or minus the Spread, if any, and/or (ii) multiplied by the Spread Multiplier, if any. The interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to Maturity shall be the Fixed Interest Rate, if such rate is specified on the face of this Security, or if no such Fixed Interest Rate is so specified and the Floating Rate/Fixed Rate Note is still outstanding on such day, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

          (iii) If designated as an Inverse Floating Rate Note, then, except as described below or in an Addendum hereto, this Security will bear interest equal to the Fixed Interest Rate specified on the face of this Security minus the rate determined by reference to the Rate Basis (i) plus or minus the Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, unless otherwise specified on the face of this Security or in an Addendum hereto, the interest rate thereon will not be less than zero.

     This Security may bear interest calculated based upon two or more Interest Rate Bases.

     The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such period being the "Interest Reset Period," and the first date of each Interest Reset Period being an "Interest Reset Date"), depending on the Interest Reset Period specified on the face hereof; PROVIDED, HOWEVER, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and PROVIDED FURTHER that, with respect to Floating Rate/Fixed Rate Notes, the fixed rate of interest in effect for the period from the Fixed Rate Commencement Date until the Maturity Date shall be the Fixed Interest Rate or the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date, as specified on the face hereof. Except as provided in the next sentence and in the paragraph below (i.e., under the caption "Treasury Rate"), the Interest Reset Date will be, if this Security resets daily (unless the Interest Rate Basis for this Security is the Treasury Rate), each Business Day; if this Security resets weekly (unless the Interest Rate Basis for


                                   FL-(R)-2
this Security is the Treasury Rate), the Wednesday of each week; if this Security resets weekly and the Interest Rate Basis for this Security is the Treasury Rate, the Tuesday of each week; if this Security resets monthly, the third Wednesday of each month; if this Security resets quarterly, the third Wednesday of each March, June, September and December; if this Security resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof; if this Security resets annually, the third Wednesday of one month of each year, as specified on the face hereof; and if this security resets at intervals other than those described above, the date(s) specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Market Day for this Security, the Interest Reset Date shall be postponed to the next day that is a Market Day for this Security, except that if the Interest Rate Basis specified on the face hereof is LIBOR and such next succeeding Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day for this Security. In addition, if the Treasury Rate is the Interest Rate Basis for this Security and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

     "Market Day" means, (i) for any Security other than a Security whose Interest Rate Basis is LIBOR, any Business Day in the City of New York, New York, and the City of Chicago, Illinois, and, (ii) for any Security whose Interest Rate Basis is LIBOR, any Business Day in the City of New York, New York, and the City of Chicago, Illinois, which is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market (each day on which dealings in deposits in U.S. dollars are transacted in the London interbank market, a "London Business Day"). "Business Day" means, with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close.

     If an Interest Payment Date (other than at Stated Maturity, a Redemption Date or an Optional Repayment Date (as defined hereinafter) with respect to this Security would otherwise fall on a day that is not a Market Day with respect to this Security (and if this Security is denominated in other than U.S. dollars, a Business Day in the country issuing the Specified Currency (or, for ECUs, Brussels)), such Interest Payment Date will be on the next succeeding Market Day (with interest accruing to but excluding the next succeeding Market Day) (or, if the Interest Rate Basis for this Security is LIBOR, if such day falls in the next calendar month, the next preceding Market Day (with interest accruing to but excluding the next preceding Market
Day)).  If the Stated Maturity, Redemption Date or Optional


                                   FL-(R)-3

Repayment Date of this Security falls on a day that is not a Market Day (and if this Security is denominated in other than U.S. dollars, a Business Day in the country issuing the Specified Currency (or, for ECUs, Brussels)), the required payment of principal, premium, if any, and interest will be made on the next succeeding Market Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Stated Maturity, Redemption Date or Optional Repayment Date, as the case may be, to the date of such payment on the next succeeding Market Day.

     Except as otherwise specified, the rate of interest on this Security for each Interest Reset Date shall be the rate determined in accordance with the provisions below corresponding to the Interest Rate Basis specified on the face hereof:

          COMMERCIAL PAPER RATE. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) on the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof,
     (i) as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper" or (ii) if such rate is not published before 3:00 p.m., New York City time, on the relevant Calculation Date, then as such rate is published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper" or (b) if by 3:30 p.m. New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in the City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency, in any of the above cases (a) or
     (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED,


                                   FL-(R)-4

     HOWEVER, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Commercial Paper Interest Determination Date.

          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                 Money Market Yield = 100 x     360 x D
                                            ---------------
                                            360 - (D x M)

     where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Rate Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the specific Index Maturity after the month in which such Interest Reset Date falls.

          PRIME RATE. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate hereon for any Interest Reset Date shall equal
     (a)(i) the rate for the relevant Prime Rate Interest Determination Date set forth in H.15(519) under the heading "Bank Prime Loan," or (ii) if such rate is not published before 3:00 p.m., New York City time, on the relevant Calculation Date, then the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service or any successor service (or such other page as may replace the USPRIME1 page on that service or any successor service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date or
     (b) if fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in the City of New York selected by the Calculation Agent, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any,


                                   FL-(R)-5
     specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED, HOWEVER, that, if fewer than four banks selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Prime Rate Interest Determination Date.

          LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate hereon for any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

                 (a) The Calculation Agent will determine either (i) the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the applicable Index Maturity commencing on the Interest Reset Date which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (ii) the rate for deposits in U.S. dollars for the period of the applicable Index Maturity commencing on the Interest Reset Date that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on the service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as described in (b) below.


                                   FL-(R)-6

                 (b) If fewer than two offered rates appear on the Reuters Screen LIBO Page or no rate appears on Telerate Page 3750, as applicable, the Calculation Agent will request the principal London offices of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with their offered quotations for deposits in U.S. dollars for the period of the applicable Index Maturity to prime banks in the London interbank market at approximately 11:00 a.m., London time, commencing on the second London Business day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $l million that is representative of a single transaction in such market at such time. If at least two quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date for loans in U.S. dollars to leading European banks, for the period of the applicable Index Maturity and in a principal amount equal to an amount of not less than U.S. $1 million that is representative for a single transaction in such market at such time; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the LIBOR in effect on such LIBOR Interest Determination Date.

     In any of the above cases, LIBOR will be adjusted by the addition or subtraction of a Spread, if any, specified on the face hereof and by multiplication by the Spread Multiplier, if any, specified on the face hereof.


                                   FL-(R)-7

          TREASURY RATE. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, (i) as such rate is published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or (ii) if such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury or
     (b) if the results of such auction of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held during such week, then the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity specified on the face hereof under the heading "U.S. Government Securities/Treasury Bills/Secondary Market" or (c) if such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in the City of New York selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, in any of the above cases (a), (b) or (c) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED, HOWEVER, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Treasury Interest Determination Date.

          CD RATE. If the Interest Rate Basis of this Security is the CD Rate, the interest rate hereon for any Interest Reset Date shall equal
     (a) the rate for the relevant CD Rate Interest Determination Date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof (i) as published in H.15(519) under the heading "CDs (Secondary Market)" or (ii) if such rate is not published before 3:00 p.m., New York City time, on


                                   FL-(R)-8
     the relevant Calculation Date, then the rate on such CD Rate Interest Determination Date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit" or
     (b) if by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the arithmetic mean as calculated by the Calculation Agent of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD
     Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in the City of New York selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major United States money market banks in the market for negotiable U.S. dollar certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of U.S. $5,000,000, in either of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED, HOWEVER, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such CD Rate Interest
     Determination Date.

          CMT RATE. If the Interest Rate Basis of this Security is the CMT Rate, the interest rate hereon for any CMT Rate Interest Determination Date will equal the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and
     (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified in the applicable Pricing Supplement, for the week or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate


                                   FL-(R)-9
     for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in the City of New York (which may include the Agent or its affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination
     Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on such CMT
     Rate Interest Determination Date of three Reference Dealers in the City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least U.S. $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the


                                   FL-(R)-10

     Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain from five Reference Dealers quotations for the Treasury Note with the shorter remaining term to maturity and will use such quotations to calculate the CMT Rate as set forth above.

          "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service (or any successor service) on the page specified herein (or any other page as may replace such page on that service (or any successor service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified herein, the Designated CMT Telerate Page shall be 7052 for the most recent week.

          "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified herein with respect to which the CMT Rate will be calculated. If no such maturity is specified herein, the Designated CMT Maturity Index shall be two years.

          In any of the above cases, the CMT Rate will be adjusted by the addition or subtraction of a Spread, if any, specified on the face hereof and by multiplication by the Spread Multiplier, if any, specified on the face hereof.

          FEDERAL FUNDS RATE. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate on the relevant Federal Funds Interest Determination Date for Federal Funds (i) as published in H.15(519) under the heading "Federal Funds (Effective)" or (ii) if such rate is not published before 3:00 p.m., New York City time, on the relevant Calculation Date, then the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate" or (b) if by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the arithmetic mean as calculated by the Calculation Agent of the rates, as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, for the last


                                   FL-(R)-11
     transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in the City of New York selected by the Calculation Agent, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED, HOWEVER, that, if fewer than three brokers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Federal Funds Interest Determination Date.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, specified on the face hereof or less than the Minimum Interest Rate, if any, specified on the face hereof.
 In addition, the interest rate hereon will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Calculation Agent hereunder. The Company has initially appointed U.S. Bank Trust National Association as such Calculation Agent and will give prompt written notice to the Trustee of any change in such appointment. The Company will cause the Calculation Agent to calculate the interest rate on this Security for any Interest Reset Date in accordance with the foregoing on or before the Calculation Date pertaining to the related Interest Determination Date. Except as otherwise provided herein, all percentages resulting from any calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point with five one-millionths of a percentage point rounded upward (E.G., 9.876546% (or
 .09876546) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards). The "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, redemption date or repayment date, as the case may be. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.


                                   FL-(R)-12

     Upon the request of the Holder of this Security, the Calculation Agent will provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate hereon which will become effective on the next Interest Reset Date.

     The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the headings above entitled "Commercial Paper Rate" (the "Commercial Paper Interest Determination Date"), "Prime Rate" (the "Prime Rate Interest Determination Date"), "CD Rate" (the "CD Rate Interest Determination Date"), "CMT Rate" (the "CMT Rate Interest Determination Date") and "Federal Funds Rate" (the "Federal Funds Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the heading above entitled "LIBOR" (the "LIBOR Interest Determination Date") will be the second London Business Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the heading above entitled "Treasury Rate" (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls (which will be the day on which Treasury bills would normally be auctioned). If, as the result of a legal holiday, an auction is held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

     Payments of interest hereon with respect to any Interest Payment Date will equal the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the Original Issue Date, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

     Accrued interest hereon from (and including) the Original Issue Date or from (and including) the last date to which interest has been paid is calculated by multiplying the face amount of this Security by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from (and including) the Original Issue Date, or from (and including) the last date to which interest has been paid, but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each


                                   FL-(R)-13
such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 if the Interest Rate Basis for this Security is Commercial Paper Rate, Prime Rate, LIBOR, CD Rate or Federal Funds Rate or, if the Interest Rate Basis for this Security is the Treasury Rate or CMT Rate, by the actual number of days in the year.

     This Security may be subject to repayment at the option of the Holder prior to the Stated Maturity specified on the face of this Security on the Repayment Date(s), if any, specified on the face of this Security. If no Repayment Dates are specified on the face of this Security, this Security may not be so repaid at the option of the Holder hereof prior to the Stated Maturity. On any Repayment Date, this Security shall be repayable in whole or in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount hereof shall be at least $1,000 or such other minimum denomination) at the option of the Holder hereof at a repayment price equal to 100% of the unpaid principal amount to be repaid (or, if this Security is an Original Issue Discount Security, such lesser amount as is provided herein), together with accrued but unpaid interest hereon to the date of repayment. For this Security to be repaid in whole or in part at the option of the Holder hereof, this Security must be received, together with the form entitled "Option to Elect Repayment" (set forth below) duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder hereof shall be irrevocable.

     If so designated on the face of this Security, this Security may be redeemed prior to its Stated Maturity by the Company on any date on or after the Redemption Commencement Date indicated on the face hereof. If a Redemption Commencement Date is not designated on the face hereof, then this Security may not be redeemed by the Company prior to its Stated Maturity.

     If a Redemption Commencement Date is specified on the face of this Security, this Security may be redeemed prior to its Stated Maturity at the option of the Company in whole or in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount of this Security shall be at least $1,000 or such other minimum denomination specified on the face hereof) at the Redemption Price equal to 100% of the unpaid principal amount hereof, plus accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), plus a


                                   FL-(R)-14

Make-Whole Premium, if any, on notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date. Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The Company shall mail to each Security Holder whose Security is to be redeemed in whole or in part a notice setting forth the portion of such Security to be redeemed and such notice shall be mailed to such Holder at his address as it appears in the Security Register.

     The amount of the "Make-Whole Premium" in respect of the principal amount of this Security to be redeemed, as calculated by the Company, will be the excess, if any, of (i) the sum of the present values, as of the Redemption Date of this Security, of (A) the respective interest payments (exclusive of the amount of accrued interest to the Redemption Date) on this Security that, but for such redemption, would have been payable on their respective Interest Payment Dates after such Redemption Date, and (B) the payment of such principal amount that, but for such redemption, would have been payable on the Stated Maturity over (ii) the amount of such principal to be redeemed. Such present values will be determined in accordance with generally accepted principles of financial analysis by discounting the amounts of such payments of interest and principal from their respective Stated Maturities to such Redemption Date at a discount rate equal to the Treasury Yield.

     The "Treasury Yield" in respect of this Security shall be determined as of the date on which notice of redemption of this Security is sent to the Holder hereof by reference to the most recent Board of Governors of the Federal Reserve System "Statistical Release H.15 (519)" (or any successor publication of the Federal Reserve System) which has become publicly available not more than two Business Days prior to such date (or, if such Statistical Release (or successor publication) is no longer published or no longer contains the applicable data, to the most recently published issue of THE WALL STREET JOURNAL (Eastern Edition) published not more than two Business Days prior to such date that contains such data or, if THE WALL STREET JOURNAL (EASTERN EDITION) is no longer published or no longer contains such data, to any publicly available source of similar market data), and shall be the most recent weekly average yield on actively traded U.S. Treasury Securities adjusted to a constant maturity equal to the Remaining Life of this Security and, if applicable, converted to a bond equivalent yield basis as described below. The "Remaining Life of this Security" shall equal the number of years from the Redemption Date to the


                                   FL-(R)-15

Stated Maturity of this Security; provided that if the Remaining Life of this Security is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is specified in the applicable source, then the Remaining Life of this Security shall be rounded to the nearest one-twelfth of one year and the Treasury Yield shall be obtained by linear interpolation computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point)), after rounding to the nearest one-twelfth of one year, from the weekly average yields of (a) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Life of this Security and (b) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Life of this Security, except that if the Remaining Life of this Security is less than three months, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of three months shall be used. The Treasury Yield shall, if expressed on a yield basis other than that equivalent to a bond equivalent yield basis, be converted to a bond equivalent yield basis and shall be computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point).

     If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of any Securities of this series that are Original Issue Discount Securities, an amount of principal thereof determined in accordance with the provisions of this Security set out in the next paragraph (the "Default Amount")) may be declared due and payable in the manner and with the effect provided in the Indenture.

     If this Security is an Original Issue Discount Security and if an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the Default Amount of principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. Such Default Amount shall be equal to the adjusted issue price as at the first day of the accrual period as determined under the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder (the "Code"), in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under the Code. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.


                                   FL-(R)-16

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The principal amount of an Original Issue Discount Security or a Security denominated in a Specified Currency other than U.S. dollars that shall be deemed to be Outstanding for purposes of the foregoing shall be determined as provided in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.


                                   FL-(R)-17

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations (including, in the case of any Global Security, certain additional limitations) therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of (i) if denominated in U.S. dollars, $1,000 and integral multiples thereof or (ii) if denominated in a Specified Currency other than U.S. dollars, the equivalent amount of such Specified Currency, at the noon buying rate in the City of New York for cable transfers for such Specified Currency (the "Exchange Rate") on the sixth Business Day in the City of New York and in the country issuing such currency (or, for ECUs, Brussels) next preceding the Original Issue Date, to U.S. $1,000 (rounded to the nearest 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency unless otherwise specified on the face hereof. As provided in the Indenture and subject to certain limitations (including, in the case of any Global Security, certain additional limitations) therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.


                                   FL-(R)-18

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All terms used in this Security that are otherwise not defined herein but are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                   FL-(R)-19

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN - as joint tenants with the right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT - __________Custodian___________
                                (Cust)             (Minor)
                              under Uniform Gifts to Minors Act

                              _______________________________
                                          (State)

          Additional abbreviations may also be used though not in the above list.


          ___________________________________


                                   FL-(R)-20

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby

sell(s), assign(s) and transfer(s) unto ______________________________________

______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

/                           /

______________________________________________________________________________
______________________________________________________________________________
                  (Please Print or Typewrite Name and Address,
                    Including Postal Zip Code, of Assignee)
______________________________________________________________________________
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________________________________
to transfer said Security on the books of the Company, with full power of substitution in the premises.

           If less than the entire principal amount of the within Security is to be sold, transferred or assigned, specify the portion thereof which the Holder elects to have sold, transferred or assigned: __________; and specify the denomination or denominations (which shall not be less than the minimum-authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being sold, transferred or assigned (in the absence of any such specification, one such Security will be issued for the portion not being sold, transferred or assigned):__________.


                                   FL-(R)-21

Dated: _____________

SIGNATURE GUARANTEED

_____________________________                ________________________________
NOTICE:  Signature must be                   NOTICE:  The signature to this
guaranteed by a member firm                  assignment must correspond with
of the New York Stock                        the name as written upon the face
Exchange or a commercial                     of the within Security in every
bank or trust company.                       particular, without alteration or
                                             enlargement or any change whatever.


                                   FL-(R)-22

                           OPTION TO ELECT REPAYMENT

           The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Repayment Date, to the undersigned at

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
                  (Please print or typewrite name and address of
                                  the undersigned)

           If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof which the Holder elects to have repaid: _______; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): _______.

Dated: _____________           _____________________________________________
                               NOTICE: The signature on this Option to Elect
                               Payment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED

_____________________________                ________________________________
NOTICE:  Signature must be                   NOTICE:  The signature to this
guaranteed by a member firm                  assignment must correspond with
of the New York Stock                        the name as written upon the face
Exchange or a commercial                     of the within Security in every
bank or trust company.                       particular, without alteration or
                                             enlargement or any change whatever.


                                   FL-(R)-23

                           [Form of Face of Security]
                         [Fixed Rate Medium-Term Note]

REGISTERED                                                   REGISTERED
No. FXR-                                                     PRINCIPAL AMOUNT:
CUSIP

                            CENTERPOINT PROPERTIES TRUST

                             MEDIUM-TERM NOTE, SERIES A


           [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- This Security is a Global Security within the meaning of the Indenture referred to on the reverse hereof and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

           Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

SPECIFIED CURRENCY:                                EXCHANGE RATE
                                                   AGENT: [U.S. Bank Trust
                                                   National Association]
                                                   (Only applicable if
PAYING AGENT:                                      Specified Currency
INTEREST PAYMENT DATES:                            is other than U.S.
REGULAR RECORD DATES:                              dollars)

EXCHANGE RATE: U.S.$1.00= _______                  AUTHORIZED
                                                   DENOMINATIONS:
                                                   (Only applicable if
TRUSTEE'S NAME:                                    Specified Currency
[U.S. Bank Trust National Association]             is other than U.S. dollars)

ORIGINAL                                           STATED MATURITY:
ISSUE DATE:

INTEREST RATE:       %                             REDEMPTION
                                                   COMMENCEMENT DATE:

REDEMPTION PERIODS:                                REDEMPTION PRICES:

OID AMOUNT:                                        MAKE-WHOLE PREMIUM
(Only applicable if                                DEFAULT AMOUNT:
issued at Original Issue
Discount)

ORIGINAL ISSUE                                     DEFAULT RATE:
DISCOUNT SECURITY:                                 (applicable only if
                                                   Security is an
  Yes:___  No:___                                  Original Issue
                                                   Discount Security)

AMORTIZATION                                       AMORTIZATION PAYMENT
FORMULA:                                           DATE(S):

                                                   OPTIONAL REPAYMENT
                                                   DATE(S):

                                                   REPAYMENT DATE:

                                                   REPAYMENT PRICE:

OTHER PROVISIONS/ADDENDA:

OTHER PROVISIONS:

     CenterPoint Properties Trust, a real estate investment trust duly organized and existing under the laws of the State of Maryland (herein called the "Company," which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of
_____________________________ on the Stated Maturity specified above [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO STATED MATURITY, INSERT --, and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates specified above in each year and at Stated Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, on the second such Interest Payment Date next succeeding the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Interest Rate per annum on any overdue principal and premium (including any overdue sinking fund or redemption payment) and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 next preceding the March 15 and September 15 Interest Payment Dates unless otherwise indicated on the face hereof; PROVIDED, HOWEVER, that interest payable at Stated Maturity will be payable to the Person to whom principal shall be payable. If this Security is designated above as an Amortizing Security, then payments of principal and interest will be made in installments over the life of this Security on each Interest Payment Date set forth above, and at Stated Maturity or upon earlier redemption or repayment or otherwise in accordance with any Amortization Formula or on any Amortization Date set forth above. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

     [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO STATED MATURITY, INSERT -- . The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, repayment or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the Default Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the Default Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     Payment of principal of (and premium, if any) and any such interest on this Security will be made in the Specified Currency specified above; PROVIDED, HOWEVER, that, if this Security is denominated in other than U.S. dollars, payments of principal (and premium, if any) and interest on this Security will nevertheless be made in U.S. dollars: (a) at the option of the Holder of this Security under the procedures described in the two next succeeding paragraphs and (b) at the Company's option in the case of imposition of exchange controls or other circumstances beyond the Company's control as described below. The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities of this series on behalf of the Company and having an office or agency (the "Paying Agent Office") in the City of New York (the "Place of Payment"), where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed U.S. Bank Trust National Association as such Paying Agent. The Company will give prompt written notice to the Trustee of any change in such appointment.

     Except as provided in the next paragraph, payments of interest and principal (and premium, if any) on this Security, if denominated in a Specified Currency other than U.S. dollars, will be made in U.S. dollars if the registered Holder of this Security on the relevant Regular Record Date, or at the Stated Maturity, redemption or repayment of such Security, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the Paying Agent Office in the Place of Payment on or before such Regular Record Date, or the date 15 days before such Stated Maturity, redemption or repayment, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Any such request made for any Security by a registered Holder will remain in effect for any further payments of interest and principal (and premium, if any) on such Security payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before the Stated Maturity, redemption or repayment of such Security, as the case may be.

     The U.S. dollar amount to be received by a Holder of a Note denominated in other than U.S. dollars who elects to receive payment in U.S. dollars will be determined by the exchange rate agent (the "Exchange Rate Agent"), at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Payment Date, by selecting the indicative quotations for the Specified Currency appearing at such time on the bank composite or multi-contributor pages of the Quoting Source (as defined below) for the first three banks, in descending order of their appearance, on a list of banks to be agreed to by the Company and the Exchange Rate Agent (which may include an Agent or the Calculation and Exchange Rate Agent) prior to such second Business Day, which are offering quotes on the Quoting Source. The Exchange Rate Agent shall select from among the selected quotations the one which will yield the largest number of U.S. dollars upon conversion from such Specified Currency. The "Quoting Source" shall mean Reuters Monitor Foreign Exchange Service, or if the Exchange Rate Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service. If the Exchange Rate Agent determines that neither service is available, the Company and the Exchange Rate Agent shall agree on a comparable display or other comparable manner of obtaining quotations and such display or manner shall become the Quoting Source.

     In the case of a Specified Currency other than ECUs, if (i) fewer than three bid quotations are available at the time a determination is to be made by the Exchange Rate Agent pursuant to the preceding paragraph, or (ii) the Exchange Rate Agent received no later than 12:00 noon, New York City time, on such second Business Day preceding the applicable Payment Date notice from the Company that there exist exchange controls or other circumstances beyond the Company's control rendering such Specified Currency unavailable, then the Exchange Rate Agent shall, prior to such Payment Date, notify the Company and the Trustee of the noon buying rate in New York City for cable transfers, in the Specified Currency indicated in such notice, as certified for customers' purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of such second Business Day. If the Market Exchange Rate for such date is not then available, the Exchange Rate Agent shall immediately notify the Company and the Trustee of the most recently available Market Exchange Rate for such Specified Currency. In the case of ECUs, if: (i) fewer than three bid quotations are available at the time a determination is to be made by the Exchange Rate Agent pursuant to the preceding paragraph, or (ii) the

Exchange Rate Agent received no later than 12:00 noon, New York City time, on such second Business Day preceding the applicable Payment Date notice from the Company that (A) there exist exchange controls or other circumstances beyond the Company's control, rendering ECUs unavailable or (B) ECUs are no longer used in the European Monetary System, rendering ECUs unavailable, then the Exchange Rate Agent shall, prior to such Payment Date, notify the Company and the Trustee of the rate of conversion for ECUs into U.S. dollars, determined as of such second Business Day on the following basis: The component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used in the European Monetary System. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalent of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for the Components, or as otherwise specified to the Exchange Rate Agent by the Company.

     The Holder by his or her acceptance of this Security hereby agrees that all currency exchange costs associated with any payment in U.S. dollars on this Security will be borne by the Holder hereof by deductions from such payment. If this Security is denominated in a Specified Currency other than U.S. dollars, (i) the Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Exchange Rate Agent hereunder; and (ii) the Company has initially appointed U.S. Bank Trust National Association as such Exchange Rate Agent and will give prompt written notice to the Trustee of any change in such appointment.

     Payment of the principal of (and premium, if any) and interest on any Security of this series due at the Stated Maturity, redemption or repayment of such Security will be made in immediately available funds upon surrender of such Security to the Paying Agent at the Paying Agent Office in the Place of Payment; PROVIDED that such Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on any Security of this series (other than at the Stated Maturity, redemption or repayment of such Security) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated to the Paying Agent by such Person.

     If the principal of (and premium, if any) or interest on any Security of this series is payable in other than U.S. dollars and such Specified Currency is not available, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Security by making such payments in U.S. dollars on the basis of the most recently available Exchange Rate (as defined on the reverse hereof) and the payment in U.S. dollars shall not be an event of Default hereunder.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or its Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                 CENTERPOINT PROPERTIES TRUST

[SEAL]                                 By  ________________________
                                           Name:
                                           Title:

Attest:

_______________________
      Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities issued under the within-mentioned Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION
  As Trustee

By  ________________________
      Authorized Signatory

                         [Form of Reverse of Security]
                         [Fixed Rate Medium-Term Note]


                          CENTERPOINT PROPERTIES TRUST

                           MEDIUM-TERM NOTE, SERIES A


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 7, 1998, between the Company and U.S. Bank Trust National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture between the Trustee and the Company dated as of April 7, 1998 and the Second Supplemental Indenture dated as of October 23, 1998 between the Company and the Trustee (collectively, the "Indenture") to which Indenture and all indentures supplemental thereto relating to the Medium Term Notes, Series A, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued upon original issuance under the Indenture from time to time at an aggregate initial public offering price not to exceed $250,000,000 or its equivalent in foreign currencies, currency units or composite currencies. The aggregate principal amount of Securities of this series which may be issued under the Indenture will be limited to the aggregate of the principal amounts of the Securities of this series so issued upon original issuance in accordance with such limit.

     Payments of interest hereon with respect to any Interest Payment Date will include the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made for payment (or from and including the Original Issue Date, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or Stated Maturity Date, as the case may be. Interest hereon shall be computed on the basis of a 360-day year of twelve 30-day months.


                                     FX(R)-1

     Any payment on this Security due on any day which is not a Market Day (and, if the Specified Currency specified on the face hereof is other than U.S. dollars, a Business Day in the country issuing such Specified Currency (or, for ECUs, Brussels)) need not be made on such day, but may be made on the next succeeding day that is a Market Day with respect to this Security (and, if the Specified Currency of this Security is other than U.S. dollars, a Business Day in the country issuing the Specified Currency (or, for ECUs, Brussels)) with the same force and effect as if made on such due date, and no interest shall accrue for the period from and after such date. "Business Day," for any particular location, means each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close. "Market Day" means any Business Day in the City of New York and the City of Chicago.

     This Security may be subject to repayment at the option of the Holder prior to the Stated Maturity specified on the face of this Security on the Optional Repayment Date(s), if any, specified on the face of this Security. If no Repayment Dates are specified on the face of this Security, this Security may not be so repaid at the option of the Holder hereof prior to the Stated Maturity. On any Repayment Date, this Security shall be repayable in whole or in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount hereof shall be at least $1,000 or such other minimum denomination) at the option of the Holder hereof at a repayment price equal to 100% of the unpaid principal amount to be repaid (or, if this Security is an Original Issue Discount Security, such lesser amount as is provided herein), together with accrued but unpaid interest hereon to the date of repayment. For this Security to be repaid in whole or in part at the option of the Holder hereof, this Security must be received, together with the form entitled "Option to Elect Repayment" (set forth below) duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder hereof shall be irrevocable.

     If so designated on the face of this Security, this Security may be redeemed prior to its Stated Maturity by the Company on any date on or after the Redemption Commencement Date indicated on the face hereof. If a Redemption Commencement Date is not designated on the face hereof, then this Security may not be redeemed by the Company prior to its Stated Maturity.


                                     FX(R)-2

     If a Redemption Commencement Date is specified on the face of this Security, this Security may be redeemed prior to its Stated Maturity at the option of the Company in whole or in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount of this Security shall be at least $1,000 or such other minimum denomination specified on the face hereof), at the Redemption Price equal to 100% of the unpaid principal amount hereof, together with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), plus a Make-Whole Premium, if any, on notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date. Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The Company shall mail to each Security Holder whose Security is to be redeemed in whole or in part a notice setting forth the portion of such Security to be redeemed and such notice shall be mailed to such Holder at his address as it appears in the Security Register.

     The amount of the "Make-Whole Premium" in respect of the principal amount of this Security to be redeemed, as calculated by the Company, will be the excess, if any, of (i) the sum of the present values, as of the Redemption Date of this Security, of (A) the respective interest payments (exclusive of the amount of accrued interest to the Redemption Date) on this Security that, but for such redemption, would have been payable on their respective Interest Payment Dates after such Redemption Date, and (B) the payment of such principal amount that, but for such redemption, would have been payable on the Stated Maturity over (ii) the amount of such principal to be redeemed.
Such present values will be determined in accordance with generally accepted principles of financial analysis by discounting the amounts of such payments of interest and principal from their respective Stated Maturities to such Redemption Date at a discount rate equal to the Treasury Yield.

     The "Treasury Yield" in respect of this Security shall be determined as of the date on which notice of redemption of this Security is sent to the Holder hereof by reference to the most recent Board of Governors of the Federal Reserve System "Statistical Release H.15 (519)" (or any successor publication of the Federal Reserve System) which has become publicly available not more than two Business Days prior


                                     FX(R)-3
to such date (or, if such Statistical Release (or successor publication) is no longer published or no longer contains the applicable data, to the most recently published issue of THE WALL STREET JOURNAL (EASTERN EDITION) published not more than two Business Days prior to such date that contains such data or, if THE WALL STREET JOURNAL (EASTERN EDITION) is no longer published or no longer contains such data, to any publicly available source of similar market data), and shall be the most recent weekly average yield on actively traded U.S. Treasury Securities adjusted to a constant maturity equal to the Remaining Life of this Security and, if applicable, converted to a bond equivalent yield basis as described below. The "Remaining Life of this Security" shall equal the number of years from the Redemption Date to the Stated Maturity of this Security; provided that if the Remaining Life of this Security is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is specified in the applicable source, then the Remaining Life of this Security shall be rounded to the nearest one-twelfth of one year and the Treasury Yield shall be obtained by linear interpolation computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point), after rounding to the nearest one-twelfth of one year, from the weekly average yields of (a) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Life of this Security and (b) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Life of this Security, except that if the Remaining Life of this Security is less than three months, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of three months shall be used. The Treasury Yield shall, if expressed on a yield basis other than that equivalent to a bond equivalent yield basis, be converted to a bond equivalent yield basis and shall be computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point).

     If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of any Securities of this series that are Original Issue Discount Securities, an amount of principal thereof determined in accordance with the provisions of this Security set out in the next paragraph (the "Default Amount")) may be declared due and payable in the manner and with the effect provided in the Indenture.

     If this Security is an Original Issue Discount Security and if an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the Default Amount of principal of this Security may be declared due and


                                     FX(R)-4
payable in the manner and with the effect provided in the Indenture. Such Default Amount shall be equal to the adjusted issue price as at the first day of the accrual period as determined under the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder (the "Code"), in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under the Code. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The principal amount of an Original Issue Discount Security or a Security denominated in a Specified Currency other than U.S. dollars that shall be deemed to be Outstanding for purposes of the foregoing shall be determined as provided in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice


                                     FX(R)-5
of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations (including, in the case of any Global Security, certain additional limitations) therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations, and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of (i) if denominated in U.S. dollars, $1,000 and any integral multiples thereof or (ii) if denominated in a Specified Currency other than U.S. dollars, the equivalent amount of such Specified Currency, at the noon buying rate in The City of New York for cable transfers for such Specified Currency (the "Exchange Rate") on the sixth Business Day in The City of New York and in the country issuing such currency (or, for ECUs, Brussels) next preceding the Original Issue Date, to U.S. $1,000 (rounded to the nearest 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency unless otherwise specified on the face hereof. As provided in the Indenture and subject to certain limitations (including, in the case of any Global


                                     FX(R)-6

Security, certain additional limitations) therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All terms used in this Security that are otherwise not defined herein but are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                     FX(R)-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN - as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT - _________ Custodian _________
                                (Cust)             (Minor)
                          under Uniform Gifts to Minors Act


                         _________________________________
                                      (State)


                      Additional abbreviations may also be used
                           though not in the above list.

                         __________________________________


                                     FX(R)-8

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers) unto ________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

/                        /

______________________________________________________________________________
______________________________________________________________________________
                   (Please Print or Typewrite Name and Address,
                      Including Postal Zip Code, of Assignee)

______________________________________________________________________________
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________ to

transfer said Security on the books of the Company, with full power of substitution in the premises.

     If less than the entire principal amount of the within Security is to be sold, transferred or assigned, specify the portion thereof which the Holder elects to have sold, transferred or assigned: __________; and specify the denomination or denominations (which shall not be less than the minimum-authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being sold, transferred or assigned (in the absence of any such specification, one such Security will be issued for the portion not being sold, transferred or assigned):__________.

Dated: _______________


                                     FX(R)-9

SIGNATURE GUARANTEED

_____________________________                ________________________________
NOTICE:  Signature must be                   NOTICE:  The signature to this
guaranteed by a member firm                  assignment must correspond with
of the New York Stock                        the name as written upon the face
Exchange or a commercial                     of the within Security in every
bank or trust company.                       particular, without alteration or
                                             enlargement or any change whatever.


                                     FX(R)-10

                           OPTION TO ELECT REPAYMENT

           The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Repayment Date, to the undersigned at

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF THE UNDERSIGNED)

           If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof which the Holder elects to have repaid: _______; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): _______.

Dated: _____________           _____________________________________________
                               NOTICE: The signature on this Option to Elect
                               Payment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED

_____________________________                ________________________________
NOTICE:  Signature must be                   NOTICE:  The signature to this
guaranteed by a member firm                  assignment must correspond with
of the New York Stock                        the name as written upon the face
Exchange or a commercial                     of the within Security in every
bank or trust company.                       particular, without alteration or
                                             enlargement or any change whatever.


                                     FX(R)-11